EXHIBIT 10.8

 Annually Defined Goals for payouts under Georgetown Savings Bank 2007 Incentive
                     Compensation Plan for certain officers

                             GEORGETOWN SAVINGS BANK
                               FY08 INCENTIVE PLAN

All figures below are representative of a twelve month period
--------------------------------------------------------------------------------

Organizational Level: Executive

Employee: Charles Shediac        Incentive Target: 15,000 plus sliding component
Title:    Senior Vice President,
          Chief Loan Officer

--------------------------------------------------------------------------------

Tier 1: Bank-wide Performance


Goal: None set at this time

Payout Percentage:  0%

Target: None set at this time

Payout Timing: Annual


Tier 2: Team Performance - Sales


Goal: Commercial Loan Growth

Payout Percentage: 33% of incentive Target = $4,950


Target: Total net outstanding commercial loan balances of $41,775,300 at June 30, 2008.

Payout Timing: Annual

Additional Payout: $4,950 for every $5,000,000 of commercial loan balances over Target.


Goal: Loan Sales Fee Income

Payout Percentage: 33% of incentive Target = $4,950


Target: Total net gains on sales of loans equal to $134,500.


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Payout Timing: Annual


Goal: Attain core interest rate spread

Payout Percentage: 16.5% of incentive Target = $2,550


Target: Year to date average core interest rate spread, as defined, equal to 3.20%.

Payout Timing: Annual


Goal: Exceed core interest rate spread

Payout Percentage: 16.5% of incentive Target = $2,550


Target: Year to date average core interest rate spread, as defined, equal to or exceeding 3.30%.

Payout Timing: Annual

Additional Payout: $5,000 for every 10 basis points over Target.


Tier 3: Individual Performance

Goal: None set at this time

Payout Percentage: 0%

Target: None set at this time

Payout Timing: Annual


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                             GEORGETOWN SAVINGS BANK
                               FY08 INCENTIVE PLAN

All figures below are representative of a twelve month period
--------------------------------------------------------------------------------

Organizational Level:  Executive

Employee: Joseph Pollard         Incentive Target: 15,000 plus sliding component
Title:    Senior Vice President,
          Retail Banking

--------------------------------------------------------------------------------

Tier 1: Bank-wide Performance


Goal: None set at this time

Payout Percentage:  0%

Target: None set at this time

Payout Timing: Annual


Tier 2: Team Performance - Sales


Goal: DDA Checking Growth

Payout Percentage: 22% of incentive Target = $3,300


Target: Total Demand Deposit Account balances of $14,665,300 at June 30, 2008.

Payout Timing: Annual

Additional Payout: $3,300 for every $500,000 of Demand Deposit Account balances over Target.


Goal: NOW Checking Account Growth

Payout Percentage: 22% of incentive Target = $3,300


Target: Total NOW Account balances of $11,231,100 at June 30, 2008.

Payout Timing: Annual

Additional Payout: $3,300 for every $1,000,000 of NOW Account balances over Target.

Goal: MMDA Growth

Payout Percentage: 22% of incentive Target = $3,300


Target: Total MMDA balances of $28,388,600 at June 30, 2008.

Payout Timing: Annual


Goal: Attain core interest rate spread

Payout Percentage: 16.5% of incentive Target = $2,550


Target: Year to date average core interest rate spread, as defined, equal to 3.20%.

Payout Timing: Annual


Goal: Exceed core interest rate spread

Payout Percentage: 16.5% of incentive Target = $2,550


Target: Year to date average core interest rate spread, as defined, equal to or exceeding 3.30%.

Payout Timing: Annual

Additional Payout: $5,000 for every 10 basis points over Target.


Tier 3: Individual Performance

Goal: None set at this time

Payout Percentage: 0%

Target: None set at this time

Payout Timing: Annual

                             GEORGETOWN SAVINGS BANK
                               FY08 INCENTIVE PLAN

All figures below are representative of a twelve month period
--------------------------------------------------------------------------------

Organizational Level:  Executive

Employee: Karen Cohn             Incentive Target: 10,000 plus sliding component
Title:    Vice President,
          Senior Lending Officer
--------------------------------------------------------------------------------

Tier 1: Bank-wide Performance


Goal: None set at this time

Payout Percentage: 0%

Target: None set at this time

Payout Timing: Annual


Tier 2:  Team Performance - Sales


Goal: Commercial Loan Growth

Payout Percentage: 33% of incentive Target = $3,300


Target: Total net outstanding commercial loan balances of $41,775,300 at June 30, 2008.

Payout Timing: Annual

Additional Payout: $3,300 for every $5,000,000 of commercial loan balances over Target.


Goal: Loan Sales Fee Income


Payout Percentage: 33% of incentive Target = $3,300


Target: Total net gains on sales of loans equal to $134,500.

Payout Timing: Annual


Goal: Attain core interest rate spread

Payout Percentage: 16.5% of incentive Target = $1,700


Target: Year to date average core interest rate spread, as defined, equal to 3.20%.

Payout Timing: Annual


Goal: Exceed core interest rate spread


Payout Percentage: 16.5% of incentive Target = $1,700


Target: Year to date average core interest rate spread, as defined, equal to or exceeding 3.30%.

Payout Timing: Annual

Additional Payout: $3,500 for every 10 basis points over Target.


Tier 3: Individual Performance

Goal: None set at this time

Payout Percentage: 0%

Target: None set at this time

Payout Timing: Annual